BancFirst Corporation Reports Third Quarter Earnings

    OKLAHOMA CITY, Oct. 16 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) today reported net income for the third quarter of 2003 of $7.4 million, or $0.93 diluted earnings per share, vs. $8.9 million, or $1.07 diluted earnings per share, for the same quarter in 2002. Net income for the first nine months was $24.1 million or $3.02 diluted earnings per share, compared to $25.2 million, or $3.04 diluted earnings per share, for the first nine months of 2002.

    For the quarter, net interest income was $27.0 million compared to $28.1 million in 2002. The provision for loan losses decreased from $1.26 million a year ago to $524,000. Noninterest income totaled
$11.5 million compared to $11.9 million for the same period in 2002. Noninterest expenses were $27.0 million, an increase of $1.7 million over the third quarter of 2002. However, the entire increase was due to a one time expense to establish a reserve for certain receivables included in clearings accounts for which full collection is uncertain. Additionally, the Company's effective tax rate for the quarter was slightly lower due to tax credits of $360,000 generated by certain equity investments made by the Company's SBIC subsidiary.

    The Company's assets totaled $2.8 billion at September 30, 2003. Total loans were $1.8 billion, deposits were $2.5 billion and stockholders' equity was $251 million.

    David Rainbolt, CEO, commented, "Low interest rates are clearly having a flattening effect on our earnings. Since we do not control commodity prices, we will focus on areas we do control, like asset quality and customer service, until the rate environment returns to the norm."

    BancFirst reported that it closed its acquisition of Lincoln National Bancorporation on October 14, 2003. Lincoln National Bank will operate as a separate bank charter until it is merged into BancFirst in mid-February 2004. The Company also plans to complete the purchase of two Gold Bank branches in Hobart and Lone Wolf during the fourth quarter of 2003.

    The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 82 banking locations serving 41 communities across Oklahoma.

    This press release may include forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.



                            BancFirst Corporation
                        Summary Financial Information
                (Dollars in thousands, except per share data)

                                       2003
                                                                  Year-
                        Q1         Q2         Q3         Q4      To-Date
     Income Statement
      Data:
     Net interest
      income         $26,740    $27,037    $27,006               $80,782
     Provision for
      loan losses        783      1,062        524                 2,369
     Securities
      transactions       617      2,462        ---                 3,079
     Total
      noninterest
      income          11,780     13,976     11,464                37,220
     Salaries and
      employee
      benefits        14,015     14,366     14,552                42,933
     Total
      noninterest
      expense         24,589     27,363     27,028                78,980
     Net income        8,598      8,072      7,391                24,061
     Per Common
      Share Data:
     Net
      income-basic      1.09       1.04       0.95                  3.07
     Net
      income-diluted    1.07       1.02       0.93                  3.02
     Cash dividends
      declared          0.22       0.22       0.25                  0.69
     Common shares
      outstanding  7,808,281  7,803,239  7,815,364             7,815,364
     Average common
      shares
      outstanding -
       Basic       7,916,890  7,796,999  7,809,366             7,840,691
       Diluted     8,026,820  7,935,549  7,956,424             7,973,844
     Performance
      Ratios:
     Return on
      average assets   1.25%       1.13       1.04                  1.14%
     Return on
      average equity   13.92      13.12      11.73                 12.92
     Net interest
      margin            4.32       4.21       4.22                  4.25
     Efficiency
      ratio            63.83      66.72      70.26                 66.93


                                       2002
                                                                  Year-
                        Q1         Q2         Q3          Q4     To-Date
     Income Statement
      Data:
     Net interest
      income         $26,564    $27,102    $28,057    $27,413   $109,330
     Provision for
      loan losses        964      1,396      1,263      1,654      5,276
     Securities
      transactions       ---        ---         37        254        291
     Total
      noninterest
      income          10,224     11,419     11,948     11,816     45,212
     Salaries and
      employee
      benefits        13,905     14,151     14,112     13,952     56,119
     Total
      noninterest
      expense         23,629     24,779     25,375     24,596     98,380
     Net income        7,922      8,386      8,860      8,394     33,562
     Per Common Share
      Data:
     Net
      income-basic      0.97       1.03       1.09       1.03       4.12
     Net
      income-diluted    0.96       1.02       1.07       1.02       4.06
     Cash dividends
      declared          0.18       0.20       0.20       0.22       0.80
     Common shares
      outstanding  8,182,741  8,101,504  8,113,576  8,136,852  8,136,852
     Average common
      shares
      outstanding -
       Basic       8,204,798  8,112,475  8,106,765  8,126,941  8,136,762
       Diluted     8,288,127  8,234,294  8,244,754  8,267,407  8,260,163
     Performance
      Ratios:
     Return on
      average assets    1.18%      1.23%      1.28%      1.20%      1.22%
     Return on
      average equity   14.26      14.87      14.76      13.50      14.33
     Net interest
      margin            4.47       4.50       4.51       4.36       4.45
     Efficiency
      ratio            64.23      64.33      63.43      62.70      63.66


                            BancFirst Corporation
                        Summary Financial Information
                                 (Continued)

                                               2003
                             Q1            Q2           Q3           Q4
     Balance Sheet Data:
     Total assets       $2,838,292   $2,848,332   $2,820,045
     Total loans         1,819,602    1,797,364    1,801,010
     Allowance for loan
      losses                24,694       25,004       24,890
     Securities            545,991      530,644      525,520
     Deposits            2,477,755    2,502,304    2,485,459
     Stockholders'
      equity               242,574      249,314      250,932
     Book value per
      common share           31.07        31.95        32.11
     Tangible book
      value per
      common share           28.31        29.21        29.38
     Balance Sheet Ratios:
     Average loans
      to deposits            75.12%       72.29%       72.60%
     Average earning
      assets to total
      assets                 91.13        91.43        91.21
     Average stockholders'
      equity to average
      assets                  8.96         8.65         8.87
     Asset Quality Data:
     Past due loans         $2,469       $1,521       $1,880
     Nonaccrual loans       14,412       13,756       13,757
     Restructured loans        640          503          480
     Total nonperforming
      and restructured
      loans                 17,521       15,780       16,117
     Other real estate
      owned and
      repossessed assets     3,254        2,934        2,696
     Total nonperforming
      and restructured
      assets                20,775       18,714       18,813
     Asset Quality Ratios:
     Nonperforming and
      restructured loans
      to total loans          0.96%        0.88%        0.89%
     Nonperforming and
      restructured assets
      to total assets         0.73         0.66         0.67
     Allowance to total
      loans                   1.36         1.39         1.38
     Allowance to
      nonperforming and
      restructured loans    140.94       158.45       154.43


                                                2002
                              Q1          Q2           Q3            Q4
     Balance Sheet Data:
     Total assets       $2,748,882   $2,713,431   $2,808,503   $2,796,862
     Total loans         1,745,173    1,761,158    1,785,927    1,814,862
     Allowance for
      loan losses           24,058       24,730       23,707       24,367
     Securities            559,513      567,466      565,085      565,225
     Deposits            2,378,101    2,367,533    2,445,620    2,428,648
     Stockholders'
      equity               222,371      231,339      244,286      251,508
     Book value per
      common share           27.17        28.55        30.11        30.91
     Tangible book
      value per
      common share           24.48        25.85        27.42        28.25
     Balance Sheet Ratios:
     Average loans
      to deposits            73.29%       74.07%       73.90%       74.30%
     Average earning
      assets to total
      assets                 90.38        90.59        91.17        91.18
     Average stockholders'
      equity to average
      assets                  8.25         8.30         8.67         8.88
     Asset Quality Data:
     Past due loans         $1,495         $796       $1,484       $2,515
     Nonaccrual loans       13,193       13,806       10,603       10,899
     Restructured loans        694        1,011        1,117          497
     Total nonperforming
      and restructured
      loans                 15,382       15,613       13,204       13,911
     Other real estate
      owned and
      repossessed assets     3,758        3,718        3,337        2,819
     Total nonperforming
      and restructured
      assets                19,140       19,331       16,541       16,730
     Asset Quality Ratios:
     Nonperforming and
      restructured loans
      to total loans          0.88%        0.89%        0.74%        0.77%
     Nonperforming and
      restructured assets
      to total assets         0.70         0.71         0.59         0.60
     Allowance to total
      loans                   1.38         1.40         1.33         1.34
     Allowance to
      nonperforming and
      restructured loans    156.40       158.39       179.54       175.16


                            BancFirst Corporation
                     Consolidated Average Balance Sheets
                         And Interest Margin Analysis
                           Taxable Equivalent Basis

                        Three Months Ended            Nine Months Ended
                        September 30, 2003            September 30, 2003

                               Interest  Average              Interest Average
                     Average   Income/    Yield/    Average    Income/  Yield/
                     Balance   Expense    Rate      Balance    Expense   Rate
    ASSETS
    Earning assets:
      Loans        $1,793,929   $28,292    6.26%  $1,807,442   $86,701   6.41%
      Securities -
       taxable        481,675     4,981    4.10      501,600    16,700   4.45
      Securities -
       tax exempt      34,611       558    6.40       37,316     1,832   6.56
      Federal
       funds sold     260,608       620    0.94      229,432     1,886   1.10
        Total
         earning
         assets     2,570,823    34,451    5.32    2,575,790   107,119   5.56

    Nonearning
     assets:
    Cash and due
     from banks      119,259                         120,640
    Interest
     receivable
     and other
     assets          153,386                         150,739
    Allowance
     for loan
     losses          (24,903)                        (24,650)
    Total
     nonearning
     assets          247,742                         246,729
    Total assets  $2,818,565                      $2,822,519

    LIABILITIES AND
     STOCKHOLDERS'
     EQUITY
    Interest-bearing
     liabilities:
    Transaction
     deposits       $375,838       331    0.35%     $377,014    1,264    0.45%
    Savings deposits 722,369     1,979    1.09       705,475    7,374    1.40
    Time deposits    743,840     3,916    2.09       774,726   13,445    2.32
    Short-term
     borrowings       27,423        63    0.91        26,449      220    1.11
    Long-term
     borrowings       12,607       197    6.20        25,239    1,084    5.74
    9.65% Capital
     Securities       25,000       612    9.71        25,000    1,835    9.81
    Total
     interest-bearing
     liabilities   1,907,077     7,098    1.48     1,933,903   25,222    1.74

    Interest-free
     funds:
    Demand deposits  628,824                         607,992
    Interest
     payable and
     other
     liabilities      32,768                          31,565
    Stockholders'
     equity          249,896                         249,059
      Total
       interest
       free funds    911,488                         888,616
      Total
       liabilities
       and
       stockholders'
       equity     $2,818,565                      $2,822,519
    Net interest
     income                    $27,353                        $81,897
    Net interest
     spread                               3.84%                          3.82%
    Net interest
     margin                               4.22%                          4.25%



SOURCE  BancFirst
    -0-                             10/16/2003
    /CONTACT: Joe T. Shockley, Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst Corporation/
    (BANF)

CO:  BancFirst Corporation
ST:  Oklahoma
IN:  FIN
SU:  ERN